SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 20, 2002 (December 19, 2002)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive
Chadds Ford, Pennsylvania		19317
(Address of principal executive offices)		(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
PRESS RELEASE
PRESS RELEASE
PRESS RELEASE
PRESS RELEASE

Item 5.          Other Events.

     On December 19, 2002, the Registrant issued two press releases, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Report and are incorporated herein by reference. Further, on December 20, 2002, the Registrant issued two additional press releases, copies of which are attached as Exhibit 99.3 and Exhibit 99.4 to this Report and are incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 19, 2002
99.2	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 19, 2002
99.3	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 20, 2002
99.4	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 20, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

	By:	/s/ Carol A. Ammon

Name: Carol A. Ammon
Title: Chairman & Chief Executive Officer

Dated: December 20, 2002

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 19, 2002
99.2	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 19, 2002
99.3	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 20, 2002
99.4	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 20, 2002